EX-99.77Q1(e) - Copies of any new or amended Registrant investment advisory contracts
                ------------------------------------------------------------

Amended Annex A dated July 1, 2008 to the Management Agreement dated April 30, 1997 is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 217 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0000950123-09-003676).